UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-08002

KOREA EQUITY FUND, INC.
(Exact Name of Registrant as specified in charter)

Worldwide Plaza
309 West 49th Street
New York, NY 10019
 (Address of Principal Executive Offices)

Nomura Asset Management U.S.A. Inc.
Worldwide Plaza
309 West 49th Street
New York, NY 10019
 (Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 833-0018

Date of fiscal year end:	October 31, 2017

Date of reporting period:	April 30, 2017

ITEM 1.  REPORT TO SHAREHOLDERS

KOREA EQUITY FUND, INC.
June 9, 2017
To Our Shareholders:
We present the Semi-Annual Report of Korea Equity Fund, Inc. (the “Fund”) for the six months ended April 30, 2017.
The net asset value per share (“NAV”) of the Fund increased by 11.1% and the closing market price of the Fund (on the New York Stock Exchange) increased by 16.9% after giving effect to the reinvestment of income dividends, ordinary income distributions, and long-term capital gain distributions for the six months ended April 30, 2017.  The closing market price of the Fund on April 30, 2017 was $8.96, representing a discount of 3.1% to the NAV of $9.25.  The net assets of the Fund totaled $90,132,167 on April 30, 2017.
The Korea Composite Stock Price Index (“KOSPI”) increased from 2,008.19 to 2,205.44, or 9.8% in local currency terms, during the six months ended April 30, 2017.  Including the South Korean Won (“Won”) appreciation of 0.6% during the six months ended April 30, 2017, this represented a total increase of 10.4% in United States (“U.S.”) dollar terms.  The NAV of the Fund outperformed the KOSPI, in U.S. dollar terms, by 0.7% during the six months ended April 30, 2017.
For the quarter ended April 30, 2017, the KOSPI increased from 2,067.57 to 2,205.44, or 6.7% in local currency terms, which, including the Won appreciation of 1.2% for the quarter, represented a total increase of 7.9% in U.S. dollar terms.  The NAV of the Fund increased by 8.1% and outperformed the KOSPI, in U.S. dollar terms, by 0.2%.  The Fund’s share price increased by 10.1% during the quarter ended April 30, 2017.
South Korean Economy
The Bank of Korea (“BOK”) left its policy interest rate at 1.25% in April 2017, where it has been since June 2016.  The BOK forecasted that inflation would for now remain within an approximate range between the mid-1% to the upper-1% level with some downside risk to domestic consumption, due to depressed household sentiment, but some upside potential for exports due to the recovering global economy.
Korean exports increased by 13.7% year‑over-year (“yoy”) in March 2017, compared with consensus expectations of an increase of 12.8% yoy.  Exports to the U.S. and the European Union decreased by 5.3% and 8.7% yoy, respectively.  Meanwhile, exports to China and Southeast Asian Nations countries increased by 12.1% and 43.7% yoy, respectively.
In March 2017, a major political event occurred when the Constitutional Court of Korea voted unanimously to uphold President Park Geun-Hye’s impeachment.
South Korean Stock Market
The Electronic Appliances and Components sector outperformed due to earnings growth expectations from rising new smartphone shipments, better corporate governance, and a better outlook for the memory industry.  The Iron and Steel sector also outperformed due to earnings growth expectations from improvements in steel prices through market consolidation in China.

On the other hand, the Textile and Apparel sector underperformed given concerns over weak new order momentum and poor earnings.  The Food sector also underperformed due to concerns that a slowdown in domestic demand would cause earnings momentum to weaken.  The Precision Instruments sector underperformed due to concerns about weakened earnings and demanding valuations.
Portfolio Management Activity
The Fund added POSCO in November 2016 based on expectations that steel prices would improve in response to production consolidation in China.  In December 2016, the Fund added SK Materials Co., Ltd. given increasing demand for both NAND and OLED modules.  The Fund added NCsoft Corporation in response to strong earnings from new mobile game pipelines.  In January 2017, the Fund increased its position in Samsung Electronics Co., Ltd. preferred stock because it is expected that earnings will benefit from smartphone sales and a strengthened component business.  The Fund added KB Financial Group Inc. and Hana Financial Group Inc. based on expectations of improving profitability along with rising interest rates.  The Fund added Hanwha Chemical Corporation in February 2017 based on the company’s strong earnings momentum from its PVC business.  The Fund added Mando Corporation based on expectations of improved earnings from its high-margin automobile component business.  The Fund increased its position in Korea Zinc Co., Ltd. due to steady earnings improvement given better contracted treatment charges than expected.  The Fund purchased Samsung Engineering Co., Ltd. based on expectations of improving new downstream order momentum in the Middle East.  The Fund added Hanwha Techwin Co., Ltd. in March 2017 due to positive earnings momentum backed by a stable defense business.
The Fund sold its position in Hyundai Engineering & Co., Ltd. in November 2016 in order to realize profits when the share price rallied.  In December 2016, the Fund sold its position in Intellian Technologies, Inc. due to concerns about slower than expected sales of satellite antennae for ships.  The position in Dongbu Insurance Co., Ltd. was decreased in January 2017 over concerns of price competition in the automobile insurance industry.  The Fund decreased its position in Hyundai Mobis Co., Ltd. and sold its position in Hyundai Glovis Co., Ltd. in February 2017 because of the negative impact of a weak earnings outlook for automobile original equipment manufacturers (OEMs) would have to the automotive parts business.  In March 2017, the Fund sold its position in Innocean Worldwide Inc. due to a weak OEM earnings outlook and its negative impact on the automobile advertising business.  The Fund decreased or sold textile original design manufacturing companies such as Youngone Corporation; Hansae Co., Ltd.; and Hwaseung Enterprise Co., Ltd. during the period as a result of the slowdown in new order momentum in the textile industry.
The Fund participated in an initial public offering of Samsung Biologics Co., Ltd in October 2016, which contributed to the Fund’s realized gains during the six months ended April 2017.
Investment Strategy
The Fund will maintain an overweight exposure in the Electronic Appliances and Components sector, retaining an overweight position in SK Hynix, Inc. based on its stable cash flow generation from the memory business and its attractive current valuation.  The Fund may sell some of its position if the share price rallies further and valuations become stretched.

Given stable earnings and expectations of an improvement in corporate governance, the Fund will continue to hold its exposure in Samsung Electronics Co., Ltd. The overweight exposure to NCsoft Corporation will also be kept due to expectations of further earnings growth from new mobile games.  The Fund will maintain an overweight position in the Financing Business sector because net interest margins of banks are holding up well, valuations still trade at an attractive level, and the sector could be the beneficiary of higher interest rates.  The Fund will maintain an overweight exposure to selected insurance stocks based on their stable revenue generation.
The Fund will maintain an underweight exposure to Chemicals given the uncertainty of oil prices and prefers selecting chemical names that manufacture high growth products.  In the Iron and Steel sector, the Fund continues to retain a positive view of Korea Zinc Co., Ltd. based on its stable earnings.  The Fund reduced its exposure to the Transportation Equipment sector based upon concerns of weak shipment growth for OEMs. The Fund is also concerned about automobile parts manufacturers since their earnings may also decrease due to weak OEM shipments.  The Fund will maintain its underweight exposure in the Communication services sector.  Although the regulatory risks and market competition have been improving, the slowdown in average revenue per user could be a concern.  Although share prices have fallen, the Fund will maintain its current exposure in the Utilities sector given stable earnings improvements and attractive valuations with higher dividends.
The Fund appreciates your continuing support.
Sincerely,

/s/ Yutaka Itabashi
Yutaka Itabashi
President

DISCLOSURES

Sources:  Nomura Asset Management U.S.A. Inc., Nomura Asset Management Singapore Limited, and Bloomberg L.P. Past performance is not indicative of future results.  There is a risk of loss.
The NAV price is adjusted for reinvestment of income dividends, ordinary income distributions, and long-term capital gain distributions.  The New York Stock Exchange’s closing market price is adjusted for reinvestment of income dividends, ordinary income distributions, and long-term capital gain distributions.  The Fund’s performance does not reflect sales commissions.
This material contains the current opinions of the Fund’s manager, which are subject to change without notice.  This material should not be considered investment advice.  Statements concerning financial market trends are based on current market conditions, which will fluctuate.  There is no guarantee that these investment strategies will work under all market conditions, and each investor should evaluate their ability to invest for the long term.
Comparisons between changes in the Fund’s net asset value or market price per share and changes in the Korea Composite Stock Price Index should be considered in light of the Fund’s investment policy and objective, the characteristics and quality of the Fund’s investments, the size of the Fund, and variations in the Won/U.S. dollar exchange rate.  This report is for informational purposes only.  Investment products offered are not FDIC insured, may lose value, and are not bank guaranteed.
Indices are unmanaged and cannot be directly invested into.
Certain information discussed in this report may constitute forward-looking statements within the meaning of the U.S. federal securities laws.  The Fund believes that the expectations reflected in such forward-looking statements are based on reasonable assumptions and can give no assurance that the Fund’s expectations will be achieved.  Forward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected.

SHAREHOLDERS ACCOUNT INFORMATION
Shareholders whose accounts are held in their own name may contact the Fund’s registrar Computershare Trust Company, N.A. at (800) 426-5523 for information concerning their accounts.

PROXY VOTING

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1‑800‑833-0018; and (2) on the website of the Securities and Exchange Commission (“SEC”) at http://www.sec.gov.  Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling toll-free 1‑800‑833-0018; and (2) on the SEC’s web site at http://www.sec.gov.
Additional information about the Fund’s Board of Directors is available (1) without charge, upon request, by calling toll-free 1‑800‑833-0018; and (2) on the website of the SEC at http://www.sec.gov in the Fund’s most recent proxy statement filing.

AVAILABILITY OF QUARTERLY SCHEDULE OF INVESTMENTS
The Fund files a schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available on the SEC’s web site at http://www.sec.gov.  The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1‑800‑SEC-0330.

FUND CERTIFICATIONS
In December 2016, the Fund filed its Principal Executive Officer Certification with the New York Stock Exchange pursuant to Section 303A.12(a) of the New York Stock Exchange Corporate Governance Listing Standards.
The Fund’s Principal Executive Officer and Principal Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund’s Form N-CSR and are available on the SEC’s web site at http://www.sec.gov.

SHARE REPURCHASES
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may repurchase shares of its common stock in the open market.

INTERNET WEBSITE
Nomura Asset Management U.S.A. Inc. has established an Internet website which highlights its history, investment philosophy and process and products, which include the Fund.
The Internet web address is http://funds.nomura-asset.com.

KOREA EQUITY FUND, INC.
FUND HIGHLIGHTS-APRIL 30, 2017 (Unaudited)
KEY STATISTICS

Net Assets	$90,132,167
Net Asset Value per Share	$9.25
Market Price	$8.96
Percentage Change in Net Asset Value per Share*†	11.1%
Percentage Change in Market Price*†	16.9%

MARKET INDEX

Percentage Change in Market Index*	WON	U.S.$
Korea Composite Stock Price Index*	9.8%	10.4%
*From November 1, 2016 through April 30, 2017.
†Reflects the percentage change in share price adjusted for reinvestment of income dividends, ordinary income distributions, and long-term capital gain distributions.

INDUSTRY DIVERSIFICATION

	% of Net Assets		% of Net Assets
Electronic Appliances and Components	36.9	Other Products	4.8
Financing Business	10.4	Construction and Engineering	4.3
Insurance	9.9	Utilities	4.3
Transportation Equipment	7.4	Transportation	1.2
Iron and Steel	6.2	Retail Trade	1.1
Media and Entertainment	5.9	Wholesale	1.0
Chemicals	5.2	Precision Instruments	0.7

TEN LARGEST EQUITY HOLDINGS BY FAIR VALUE
Security	Fair Value	% of Net Assets
Samsung Electronics Co., Ltd. Common	$14,318,567	15.9
SK Hynix, Inc.	7,338,828	8.1
Coway Co., Ltd.	5,882,447	6.5
NCsoft Corporation	5,312,970	5.9
Samsung Electronics Co., Ltd. Preferred	5,262,254	5.8
ING Life Insurance Korea Ltd.	4,942,780	5.5
Korea Zinc Co., Ltd.	4,410,011	4.9
Dongbu Insurance Co., Ltd.	3,997,711	4.4
Korea Electric Power Corporation	3,852,478	4.3
Hana Financial Group Inc.	3,577,631	4.0

KOREA EQUITY FUND, INC.
SCHEDULE OF INVESTMENTS
APRIL 30, 2017
 (Unaudited)
	Shares	Cost	Fair Value	% of Net Assets
SOUTH KOREAN EQUITY SECURITIES

Chemicals
Hanwha Chemical Corporation	55,006	$1,264,299	$1,214,260	1.4
Manufactures chemical products
SK Chemicals Co., Ltd.	6,000	408,251	331,784	0.4
Manufactures chemicals
SK Materials Co., Ltd.	14,777	2,179,461	2,287,961	2.5
Manufactures special gas
Wonik Materials Co., Ltd.†	14,968	920,209	834,260	0.9
Manufactures gas products used in the semiconductor industry
Total Chemicals		4,772,220	4,668,265	5.2

Construction and Engineering
Hanwah Techwin Co., Ltd.†	28,012	1,120,962	1,278,531	1.4
Engages in the engine, defense, and precision engineering business
Hyundai Engineering & Co., Ltd.	30,497	1,048,410	1,299,601	1.5
Construction business
Samsung Engineering Co., Ltd.†	119,457	1,295,043	1,279,191	1.4
Engineering construction business
Total Construction and Engineering		3,464,415	3,857,323	4.3

Electronic Appliances and Components
Coway Co., Ltd.	66,685	4,028,456	5,882,447	6.5
Manufactures environment-related products
LG Innotek Co., Ltd.	788	66,584	90,953	0.1
Manufactures electronic components for various devices
Samsung Electronics Co., Ltd. Common	7,312	5,475,432	14,318,567	15.9
Produces consumer electronic products
Samsung Electronics Co., Ltd. Preferred	3,420	3,622,855	5,262,254	5.8
Produces consumer electronic products
SK Hynix, Inc.	154,835	4,205,260	7,338,828	8.1
Semiconductor products
Vieworks Co., Ltd.	7,480	431,338	432,664	0.5
Manufactures digital medical imaging systems
Total Electronic Appliances and Components		17,829,925	33,325,713	36.9

See notes to financial statements.

KOREA EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

APRIL 30, 2017
(Unaudited)
	Shares	Cost	Fair Value	% of Net Assets
Financing Business
Hana Financial Group Inc.	103,979	$2,725,815	$3,577,631	4.0
Banking and financial services
KB Financial Group Inc.	52,801	1,867,091	2,321,901	2.6
Provides various financial products and services
Shinhan Financial Group Co., Ltd.	82,732	3,060,947	3,452,931	3.8
Provides various financial products and services
Total Financing Business		7,653,853	9,352,463	10.4

Insurance
Dongbu Insurance Co., Ltd.	66,979	3,288,705	3,997,711	4.4
Non-life insurance
ING Life Insurance Korea Ltd. †^	170,645	5,044,254	4,942,780	5.5
Provides insurance and financial services
Total Insurance		8,332,959	8,940,491	9.9

Iron and Steel
Korea Zinc Co., Ltd.	11,808	3,736,714	4,410,011	4.9
Non-ferrous metal products
POSCO	4,921	1,005,969	1,155,423	1.3
Integrated steel producer
Total Iron and Steel		4,742,683	5,565,434	6.2

Media and Entertainment
NCsoft Corporation	16,814	2,934,201	5,312,970	5.9
Online gaming
Total Media and Entertainment		2,934,201	5,312,970	5.9

Other Products
Interojo Co., Ltd.	88,860	1,700,762	3,053,528	3.4
Manufactures contact lens
KT&G Corporation	14,594	1,407,559	1,300,182	1.4
Produces cigarettes
Total Other Products		3,108,321	4,353,710	4.8

See notes to financial statements.

KOREA EQUITY FUND, INC.
SCHEDULE OF INVESTMENTS—(Continued)
APRIL 30, 2017
 (Unaudited)
	Shares	Cost	Fair Value	% of Net Assets
Precision Instruments
i-SENS, Inc.	24,862	$711,528	$643,757	0.7
Develops and produces medical devices
Total Precision Instruments		711,528	643,757	0.7

Retail Trade
GS Retail Co., Ltd.	21,547	985,301	1,004,258	1.1
Operates various convenience stores
Total Retail Trade		985,301	1,004,258	1.1

Transportation
CJ Korea Express Corporation†	7,392	911,398	1,080,289	1.2
Transportation of freight and cargo
Total Transportation		911,398	1,080,289	1.2

Transportation Equipment
Halla Holdings Corporation	18,381	1,183,303	977,700	1.1
Manufactures automobile parts
Hyundai Mipo Dockyard Co., Ltd. †	9,736	630,099	791,326	0.9
Engaged in the shipbuilding business
Hyundai Mobis Co., Ltd.	9,956	2,285,688	1,940,000	2.2
Manufactures automotive parts
Mando Corporation	14,479	2,650,074	2,923,009	3.2
Manufactures automobile parts
Total Transportation Equipment		6,749,164	6,632,035	7.4

Utilities
Korea Electric Power Corporation	96,783	4,566,023	3,852,478	4.3
Transmission and distribution of electricity
Total Utilities		4,566,023	3,852,478	4.3

Wholesale
Hwaseung Enterprise Co., Ltd.	56,611	814,189	879,504	1.0
Manufactures athletic shoes
Total Wholesale		814,189	879,504	1.0

TOTAL SOUTH KOREAN EQUITY SECURITIES		$67,576,180	$89,468,690	99.3

See notes to financial statements.

KOREA EQUITY FUND, INC.
SCHEDULE OF INVESTMENTS—(Continued)
APRIL 30, 2017
 (Unaudited)
	Cost	Fair Value	% of Net Assets

FOREIGN CURRENCY
South Korean Won	$5,833,876	$5,794,862	6.4
Non-interest bearing account
TOTAL FOREIGN CURRENCY	5,833,876	5,794,862	6.4
TOTAL INVESTMENTS AND FOREIGN CURRENCY	$73,410,056	$95,263,552	105.7
LIABILITIES LESS OTHER ASSETS, NET		(5,131,385)	(5.7)
NET ASSETS		$90,132,167	100.0

†Non-income producing security.
^Security acquired as a result of an IPO participation and classified as Level 2 Security in the fair value hierarchy in Note 5.

Portfolio securities and foreign currency holdings were translated at the following exchange rate as of April 30, 2017.
South Korean Won  KRW  1,139.30 = USD $1.00

See notes to financial statements.

KOREA EQUITY FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2017
 (Unaudited)
ASSETS:
Investments in South Korean Equity securities, at fair value (cost—$67,576,180)	$89,468,690
Foreign currency, at fair value (cost—$5,833,876)	5,794,862
Receivable for dividends	55,059
Prepaid expenses	23,650
Cash and cash equivalents	69,591
Total Assets	95,411,852

LIABILITIES:
Payable for investments purchased	4,992,208
Accrued management fee	61,757
Accrued directors’ fees and expenses	12,470
Other accrued expenses	213,250
5,279,685
NET ASSETS:
Capital stock (9,740,623 shares of capital stock outstanding, 100,000,000 shares authorized, par value $0.10 each)	974,062
Paid-in capital	67,768,066
Accumulated net realized loss on investments and foreign currency transactions	(916,352)
Net unrealized appreciation on investments and foreign currency transactions	21,904,335
Accumulated net investment income	402,056
Net Assets	$90,132,167
Net asset value per share	$9.25

See notes to financial statements.

KOREA EQUITY FUND, INC.
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2017
 (Unaudited)
INCOME:
Dividend income (net of $250,227 of withholding taxes)	$1,275,271
Interest income	126
Total Income		$1,275,397

EXPENSES:
Management fee	348,982
Legal fees	218,979
Directors’ fees and expenses	75,922
Custodian fees	42,148
Auditing and tax reporting fees	39,096
Other expenses	45,422
Total Expenses		770,549
INVESTMENT INCOME—NET		504,848

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Realized gain on investments and foreign currency transactions: Net realized loss on investments		(622,931)
Net realized gain on foreign currency transactions		172,229
Net realized loss on investments and foreign currency transactions		(450,702)
Net change in unrealized appreciation on investments		7,921,678
Net change in unrealized appreciation on foreign currency transactions and translation		962,738
Net realized and unrealized gain on investments and foreign currency transactions and translation		8,433,714
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$8,938,562

See notes to financial statements.

KOREA EQUITY FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
	For the Six Months Ended April 30, 2017 (Unaudited)	For the Year Ended October 31, 2016
FROM OPERATIONS:
Net investment income (loss)	$504,848	$(457,986)
Net realized gain (loss) on investments	(622,931)	2,681,225
Net realized gain on foreign currency transactions	172,229	53,890
Net change in unrealized appreciation (depreciation) on investments	7,921,678	(1,309,696)
Net change in unrealized appreciation on foreign currency transactions and translation	962,738	649,085
Net increase in net assets resulting from operations	8,938,562	1,616,518

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Ordinary income distribution	—	(1,193,226)
Capital gains distribution	(2,099,104)	(1,754,286)
Decrease in net assets derived from distributions to shareholders	(2,099,104)	(2,947,512)

NET ASSETS:
Beginning of period	83,292,709	84,623,703
End of period (including accumulated net investment income (loss) of $402,057 and ($102,792) respectively)	$90,132,167	$83,292,709

See notes to financial statements.

KOREA EQUITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Unaudited)

1. Significant Accounting Policies
Korea Equity Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed‑end management investment company.  The Fund was incorporated in Maryland on September 7, 1993 and investment operations commenced on December 3, 1993.  The Fund’s investment objective is to seek long-term capital appreciation through investments primarily in equity securities of South Korean companies.
The accompanying financial statements have been prepared in accordance with United States (“U.S.”) generally accepted accounting principles (“GAAP”) and are stated in United States dollars.  The Fund is an investment company that follows the accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946 Financial Services-Investment Companies.  The following is a summary of the significant accounting and reporting policies used in preparing the financial statements.
(a)  Valuation of Securities—Investments traded on stock exchanges are valued at the last sale price on the principal market on which such securities are traded as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price.  Securities traded in the U.S. over-the-counter market (as opposed to the over-the-counter market for foreign investors in South Korea) are valued at the last reported sales price as of the close of business on such day the securities are being valued or, if none is available, at the mean of the bid and offer price at the close of the day or, if none is available, at the last reported sales price available to the Fund.  Securities for which market quotations are not readily available and restricted securities are valued in good faith at fair value using methods determined by the Board of Directors.  Securities and other assets, including futures contracts and related options, that cannot be fair valued using one of the previously mentioned methods are stated at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.
(b)  Foreign Currency Transactions—Transactions denominated in South Korean Won (“Won”) are recorded in the Fund’s records at the prevailing rate at the time of the transaction.  Asset and liability accounts that are denominated in Won are adjusted to reflect the current exchange rate at the end of the period.  Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of foreign currency transactions are included in the results of operations for the current period.
The net assets of the Fund are presented at the exchange rates and fair values on April 30, 2017.  The Fund does isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held at April 30, 2017.  Net realized gains or losses on investments include gains or losses arising from sales of portfolio securities and sales and maturities of short-term securities.  Net realized gains or losses on foreign currency transactions arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

KOREA EQUITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS—(Continued) (Unaudited)
(c)  Security Transactions, Investment Income, and Distributions to Shareholders—Security transactions are accounted for on the trade date.  Dividend income and distributions are recorded on the ex-dividend dates and interest income is recorded on the accrual basis.  Realized gains and losses on the sale of investments are calculated on a first in, first out basis.
Distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP.  To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition—“temporary”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net realized capital gains for financial reporting purposes, but not for tax purposes, are reported as distributions in excess of net realized capital gains.
Pursuant to a securities lending agreement with Brown Brothers Harriman & Co., the Fund may lend securities to qualified institutions. It is the Fund’s policy that, at origination, all loans shall be secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. It is the Fund’s policy that collateral equivalent to at least 100% of the fair value of securities on loan must be maintained at all times (when applicable). Collateral is provided in the form of cash, which would be invested in certain money market funds. The Fund is entitled to receive all income on securities loaned, in addition to a portion of the income earned as a result of the lending transaction.  Although each security loan is fully collateralized, there are certain risks. On November 21, 2008, the Fund suspended its participation in the securities lending program. The Fund may resume its participation in the future. During the fiscal year ended October 31, 2016 and semi-annual period ended April 30, 2017, the Fund did not earn any fees from lending fund portfolio securities, pursuant to the securities lending agreement.
(d)  Capital Account Reclassification—For the fiscal year ended October 31, 2016, the Fund’s accumulated net investment loss was decreased by $371,439, and the accumulated net realized gain on investments and foreign currency transactions was decreased by $371,439. These adjustments were a result of the reclassification of foreign exchange losses, disposition of passive foreign investment companies, and net operating loss. These adjustments had no impact on net assets.
(e)  Income Taxes—A provision for U.S. income taxes has not been made since it is the intention of the Fund to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute within the allowable time limit all taxable income to its shareholders.
Under the tax treaty between South Korea and the U.S., a withholding tax is imposed on dividends and interest income at the rate of 16.5%, and such withholding taxes are reflected as a reduction of the related revenue. There is no withholding tax on realized gains.

KOREA EQUITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS—(Continued) (Unaudited)
In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years), and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the statement of operations. During the six months ended April 30, 2017 and for the prior three tax years, the Fund did not incur any interest or penalties.
(f)  Subscription for New Shares—As part of their annual corporate action matters, certain South Korean companies offer rights to their shareholders to subscribe to new shares which are eligible for a portion of the dividends paid on existing shares in the year of subscription.
(g)  Use of Estimates in Financial Statement Preparation—The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.
(h)  Concentration of Risk—A significant portion of the Fund’s net assets consists of South Korean securities which involve certain considerations and risks not typically associated with investments in the U.S. In addition to the smaller size, less liquidity and greater volatility, the South Korean securities market is less developed than the U.S. securities market and there is often substantially less publicly available information about South Korean issuers than there is about U.S. issuers.  Future economic and political developments in South Korea could adversely affect the liquidity or value, or both, of securities in which the Fund is invested.  Further, the Fund may be exposed to currency devaluation and other exchange rate fluctuations.
(i)  Indemnifications—Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising from the performance of their duties to the Fund.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications.  The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on the Fund’s experience, the Fund expects the risk of loss to be remote and as such, no additional accruals were recorded on the Statement of Assets and Liabilities.
2. Management Agreement and Transactions With Affiliated Persons
Nomura Asset Management U.S.A. Inc. (“NAM-USA” or the “Manager”) acts as the Manager of the Fund pursuant to a management agreement.  Under the agreement, the Manager provides all office space, facilities and personnel necessary to perform its duties.  Pursuant to such management agreement, the Manager has retained its parent company, Nomura Asset Management Co., Ltd. (“NAM”), as investment adviser to the Fund, and Nomura Asset Management Hong Kong Limited (“NAM-Hong Kong”) and Nomura Asset Management Singapore Limited (“NAM‑Singapore”), as investment sub-advisers for the Fund.

KOREA EQUITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS—(Continued) (Unaudited)
As compensation for its services to the Fund, the Manager receives a monthly fee computed at the annual rate of 0.85% of the Fund’s average weekly net assets.  Under the management agreement, the Fund incurred fees to the Manager of $348,982 for the six months ended April 30, 2017.  Under the investment advisory agreement, NAM earned investment advisory fees of $203,231 from the Manager, not the Fund, for the six months ended April 30, 2017.  Under the investment sub-advisory agreements, NAM-Hong Kong and NAM-Singapore earned sub-advisory fees of $20,323 and $91,454, respectively, from NAM, not the Fund, for the six months ended April 30, 2017.  At April 30, 2017, the management fee payable to the Manager by the Fund was $61,757.
Certain officers and/or directors of the Fund are officers and/or directors of the Manager.  Affiliates of Nomura Holdings, Inc. (the Manager’s indirect parent) did not earn any fees in commissions on the execution of portfolio security transactions for the six months ended April 30, 2017.  The Fund pays each Director not affiliated with the Manager an annual fee of $17,000 plus $2,000 per meeting attended.  In addition, the Fund pays each Director not affiliated with the Manager $1,000 per telephone meeting attended together along with actual expenses related to attendance at meetings.  The Chairman of the Board, presently Rodney A. Buck, is paid an additional annual fee of $5,000.  The Chairman of the Audit Committee, presently David B. Chemidlin, is paid an additional annual fee of $2,000.  Such fees and expenses for unaffiliated Directors aggregated $75,922 for the six months ended April 30, 2017.
3. Purchases and Sales of Investments
Purchases and sales of investments, exclusive of foreign currency and investments in short-term securities, for the six months ended April 30, 2017 were $22,801,763 and $24,864,668, respectively.
4. Federal Income Taxes
As of October 31, 2016, net unrealized appreciation on investments, exclusive of foreign currency, for federal income tax purposes was $12,455,300, of which $15,343,638 related to appreciated securities and $2,888,338 related to depreciated securities.  The cost of investments, exclusive of foreign currency of $524,426 at October 31, 2016, for federal income tax purposes was $70,829,376.
At October 31, 2016, the components of accumulated earnings on a tax basis were as follows:
Unrealized appreciation on investments
and foreign currency transactions	$12,452,558	(a)
Undistributed long-term capital gains	1,135,289
Undistributed ordinary income	962,734
Total accumulated earnings	$14,550,581

(a) The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales and the tax treatment of passive foreign investment companies.
The Fund paid an ordinary income distribution of $963,347, which represents $0.0989 per share and a long-term capital gains distribution of $1,135,757, which represents $0.1166 per share to shareholders of record as of December 19, 2016.  The distribution was paid on December 23, 2016.

KOREA EQUITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS—(Continued) (Unaudited)
The Fund paid an ordinary income distribution of $2,288,072, which represents $0.2349 per share and a long-term capital gains distribution of $659,440, which represents $0.0677 per share to shareholders of record as of December 21, 2015.  The distribution was paid on December 28, 2015.
The tax character of distributions paid during the fiscal years ended October 31, 2016 and October 31, 2015 were as follows:
	October-16	October-15
Ordinary Income	$2,288,072	$0
Capital Gains	$659,440	$895,941

5. Fair Value Measurements
In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date.  U.S. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability.  Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability.  Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund.  Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances.  Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.  The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2017.
Level	Investments in Securities
Level 1
Equity Securities*	$84,525,910
Level 2
Equity Securities*	4,942,780
Level 3	-0-
Total	$89,468,690

*Please refer to the Schedule of Investments for a breakdown of the valuation by industry type.
During the six months ended April 30, 2017, there were no transfers between Level 1, Level 2, or Level 3 securities.
As of April 30, 2017, the Fund held a Level 2 security. This security is an IPO that was offered and purchased prior to April 30, 2017, but did not begin trading until after April 30, 2017.  As a result, this security was fair valued at the offering price adjusted for the KOSPI daily movement between the purchase date and April 30, 2017.

KOREA EQUITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS—(Continued) (Unaudited)
During the six months ended April 30, 2017, the Fund did not hold any instrument which used significant unobservable inputs (Level 3) in determining fair value.
6. Share Repurchases and Discount Management Plan
The Fund announced a tender offer on June 7, 2011. This tender offer was for up to 10 percent of the Fund’s outstanding stock during the fourth quarter of 2011 if the Fund’s stock traded at a specific discount during the third quarter of 2011. The stock did trade at the specific discount. The Fund commenced an offer for up to 1,082,292 shares of its common stock on January 31, 2012. The offer expired on March 5, 2012, at which time the Fund purchased the maximum number of shares covered by the offer at a price of $10.33, which represented a price equal to 98 percent of the net asset value per share as of the close of trading on the New York Stock Exchange on March 5, 2012. As a result of the tender offer, $11,180,076 was distributed to the shareholders and there was a $0.02 increase to the net asset value per share.
On December 17, 2015, the Board of Directors of the Fund approved an updated Discount Management Plan. Under the updated plan, the Fund is authorized to make open-market share repurchases on the New York Stock Exchange. Such repurchases may be made from time to time as authorized by the Board of Directors.
7. Subsequent Events
The Fund’s shareholders approved the dissolution and liquidation of the Fund at a special meeting of shareholders held on May 24, 2017. In accordance with the plan of dissolution previously approved by the Fund’s Board of Directors, the Fund’s investment advisers shall convert the Fund’s portfolio into cash as soon as practicable following the special meeting. Distributions to shareholders of the Fund will be made at times approved by the Board of Directors.

KOREA EQUITY FUND, INC.
FINANCIAL HIGHLIGHTS
For a share of common stock outstanding throughout each period:
	For the Six Months Ended April 30, 2017	For the Year Ended October 31,
	(Unaudited)	2016	2015	2014	2013	2012
Net asset value, beginning of period	$8.55	$8.69	$8.98	$10.17	$10.64	$13.69

Investment operations:
Net investment income (loss)*	0.05	(0.05)	(0.03)	(0.07)	(0.08)	(0.10)
Net realized and unrealized gain (loss) on investments and foreign currency	0.87	0.21	(0.17)	0.13	0.66	0.10
Total from investment operations	0.92	0.16	(0.20)	0.06	0.58	—
Less Distributions:
Distributions from capital gains	(0.22)	(0.18)	(0.09)	(1.25)	(1.05)	(3.07)
Distributions from ordinary income	—	(0.12)	—	—	—	—
Total from distributions	(0.22)	(0.30)	(0.09)	(1.25)	(1.05)	(3.07)

Fund Share Transactions
Effect of Tender Offer**	—	—	—	—	—	0.02
Total Fund share transactions	—	—	—	—	—	0.02

Net asset value, end of period	$9.25	$8.55	$8.69	$8.98	$10.17	$10.64

Market value, end of period	$8.96	$7.89	$7.75	$8.23	$9.09	$9.65
Total investment return***	16.9%	6.2%	(4.8% )	4.9%	4.9%	3.6%

Ratio/Supplemental Data:
Net assets, end of period (000)	$90,132	$83,293	$84,624	$87,448	$99,074	$103,615
Ratio of expenses to average net assets	1.84%†	1.84%	1.47%	1.49%	1.57%	1.81%
Ratio of net income (loss) to average net assets	1.20%†	(0.56% )	(0.30% )	(0.70% )	(0.81% )	(0.90% )
Portfolio turnover rate	28%	66%	46%	19%	64%	77%

*	Based on average shares outstanding.
**	Increase is due to Tender Offer (See Note 6)
***	Based on market value per share, adjusted for reinvestment of income dividends, ordinary income distributions, long-term capital gain distributions, and capital share transactions. Total return does not reflect sales commissions.
†	Annualized

See notes to financial statements.

BOARD OF DIRECTORS	KOREA Equity Fund, Inc. SEMI-ANNUAL REPORT APRIL 30, 2017
Rodney A. Buck
David B. Chemidlin
Yutaka Itabashi
E. Han Kim
Marcia L. MacHarg

OFFICERS
Yutaka Itabashi, President
Takeshi Toyoshima, Vice President
Maria R. Premole, Vice President
Neil A. Daniele, Secretary and Chief Compliance Officer
Amy J. Marose, Treasurer
Kelly S. Lee, Assistant Treasurer

MANAGER
Nomura Asset Management U.S.A. Inc.
Worldwide Plaza
309 West 49th Street
New York, NY 10019-7316
Internet Address
http://funds.nomura-asset.com

INVESTMENT ADVISER
Nomura Asset Management Co., Ltd.
1-12-1 Nihonbashi, Chuo-ku,
Tokyo 103-8260, Japan

INVESTMENT SUB-ADVISERS
Nomura Asset Management Hong Kong Limited
30th Floor, Two International Finance Center
8 Finance Street
Central, Hong Kong
Nomura Asset Management Singapore Limited
10 Marina Boulevard
Marina Bay Financial Centre Tower 2, #33-03
Singapore 018983

CUSTODIAN
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, Massachusetts 02110-1548

DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR
Computershare Trust Company, N.A.
P. O. Box 505000
Louisville, KY 40233

COUNSEL
Sidley Austin LLP
787 Seventh Avenue
New York, New York 10019

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
RSM US LLP
80 City Square
Boston, Massachusetts 02129

KOREA EQUITY FUND, INC.
WORLDWIDE PLAZA
309 WEST 49th STREET
NEW YORK, NY 10019-7316

This Report, including the Financial Statements, is transmitted to the Shareholders of Korea Equity Fund, Inc. for their information.  This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this Report.

ITEM 2.  CODE OF ETHICS

Not applicable to this semi-annual report.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable to this semi-annual report.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable to this semi-annual report.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to this semi-annual report.

ITEM 6.  SCHEDULE OF INVESTMENTS

(a) The Registrant’s investments in securities of unaffiliated issuers as of April 30, 2017 are included in the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this semi-annual report.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a) Not applicable to this semi-annual report.

(b) None.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

(a) Not applicable.

(b) Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

ITEM 11.  CONTROLS AND PROCEDURES

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the Registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

(b) There were no changes in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.  EXHIBITS

(a) (1)	Not applicable to this semi-annual report.
(a) (2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the 1940 Act.
(a) (3)	Not applicable to this semi-annual report.
(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Korea Equity Fund, Inc.

By:

/s/ Yutaka Itabashi

Yutaka Itabashi
President, Principal Executive Officer

Date:  6/19/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:

/s/ Yutaka Itabashi

Yutaka Itabashi
President, Principal Executive Officer

Date:  6/19/2017

By:

/s/ Amy J. Marose

Amy J. Marose
Treasurer, Principal Financial Officer

Date:  6/19/2017